                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                                 July 31, 1995

                               AST RESEARCH, INC.
               (Exact name of registrant as specified in charter)


    Delaware                        0-13941                   95-3525565
(State or other                   (Commission             (I.R.S. employer
jurisdiction of                   file number)             identification
incorporation)                                                    No.)


                               AST Research, Inc.
                              16215 Alton Parkway
                           Irvine, California  92718
             (Address of principal executive offices)    (Zip code)


Registrant's telephone number, including area code:  (714) 727-4141


                               Page 1 of 174 pages

                      Exhibit Index is located on Page 6

Item 5.  Other Events.
         ------------

     On July 31, 1995, Samsung Electronics Company, Ltd., a Korean corporation ("SECL"), and Samsung Electronics America, Inc., a New York corporation and wholly-owned subsidiary of SECL (together with SECL, the "Purchasers"), purchased from AST Research, Inc., a Delaware corporation (the "Registrant"), an aggregate of 12,070,000 shares of the Registrant's Common Stock ("Common Stock"), par value $.01 per share, pursuant to the Stock Purchase Agreement, dated as of February 27, 1995, as amended by Amendment No. 1 thereto, dated as of June 1, 1995, and Amendment No. 2 thereto, dated as of July 29, 1995, by and between the Registrant and SECL. Concurrently with such purchase, SECL consummated a tender offer and purchased from the Registrant's stockholders 5,820,000 shares of Common Stock and entered into other agreements with the Registrant. Accordingly, as of July 31, 1995, the Purchasers owned approximately 40% of the outstanding shares of Common Stock.

     A copy of the Registrant's press release, dated July 31, 1995, relating to the above-described transactions is attached hereto as Exhibit 99.17.

Item 7.  Financial Statements, Pro Forma
         Financial Information and Exhibits.
         ----------------------------------


Exhibit No.    Description
-----------    -----------

     99.1 Component Sales Agreement, dated as of July 31, 1995, by and between AST Research, Inc. and Samsung Electronics Co., Ltd.

     99.2 Cooperative Procurement Agreement, dated as of July 31, 1995, by and between AST Research, Inc. and Samsung Electronics Co., Ltd.

     99.3 Marketing Cooperation Agreement, dated as of July 31, 1995, by and between AST Research, Inc. and Samsung Electronics Co., Ltd.

     99.4 AST OEM Supply to SEC Agreement, dated as of July 31, 1995, by and between AST Re-


               search, Inc. and Samsung Electronics Co., Ltd.

     99.5 SEC OEM Supply to AST Agreement, dated as of July 31, 1995, by and between AST Research, Inc. and Samsung Electronics Co., Ltd.

     99.6 Joint Development and Technical Cooperation Agreement, dated as of July 31, 1995, by and between AST Research, Inc. and Samsung
               Electronics Co., Ltd.

     99.7 Patent Cross License Agreement, dated as of July 31, 1995, by and between AST Research, Inc. and Samsung Electronics Co., Ltd.

     99.8 Employee Exchange Agreement, dated as of July 31, 1995, by and between AST Research, Inc. and Samsung Electronics Co., Ltd.

     99.9 General Terms Agreement, dated as of July 31, 1995, by and between AST Research, Inc. and Samsung Electronics Co., Ltd.

     99.10 Stockholder Agreement, dated as of July 31, 1995, by and between AST Research, Inc. and Samsung Electronics Co., Ltd.

     99.11 Registration Agreement, dated as of July 31, 1995, by and between AST Research, Inc. and Samsung Electronics Co., Ltd.

     99.12 Letter of Credit Agreement, dated as of July 31, 1995, by and between AST Research, Inc. and Samsung Electronics Co., Ltd.

     99.13     Letter Agreement, dated as of July 31, 1995, by and between AST
               Research, Inc. and Samsung Electronics Co., Ltd.

     99.14     Amendment No. 2 to Stock Purchase Agreement, dated as of July 29,
               1995, by and between AST Research, Inc. and Samsung Electronics
               Co., Ltd.




     99.15 Restated Certificate of Incorporation of AST Research, Inc., effective July 31, 1995

     99.16     Amended Bylaws of AST Research, Inc., effective July 31, 1995

     99.17     Press Release of AST Research, Inc. and Samsung Electronics
               Company, Ltd., issued July 31, 1995


                                   SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 AST RESEARCH, INC.



Date:  August 7, 1995            By:  /s/ Bruce C. Edwards
                                    ------------------------------
                                      Bruce C. Edwards
                                      Executive Vice President
                                       and Chief Financial Officer

                                 EXHIBIT INDEX



     99.1 Component Sales Agreement, dated as of July 31, 1995, by and between AST Research, Inc. and Samsung Electronics Co., Ltd.

     99.2 Cooperative Procurement Agreement, dated as of July 31, 1995, by and between AST Research, Inc. and Samsung Electronics Co., Ltd.

     99.3 Marketing Cooperation Agreement, dated as of July 31, 1995, by and between AST Research, Inc. and Samsung Electronics Co., Ltd.

     99.4 AST OEM Supply to SEC Agreement, dated as of July 31, 1995, by and between AST Research, Inc. and Samsung Electronics Co., Ltd.

     99.5 SEC OEM Supply to AST Agreement, dated as of July 31, 1995, by and between AST Research, Inc. and Samsung Electronics Co., Ltd.

     99.6 Joint Development and Technical Cooperation Agreement, dated as of July 31, 1995, by and between AST Research, Inc. and Samsung
               Electronics Co., Ltd.

     99.7 Patent Cross License Agreement, dated as of July 31, 1995, by and between AST Research, Inc. and Samsung Electronics Co., Ltd.

     99.8 Employee Exchange Agreement, dated as of July 31, 1995, by and between AST Research, Inc. and Samsung Electronics Co., Ltd.

     99.9 General Terms Agreement, dated as of July 31, 1995, by and between AST Research, Inc. and Samsung Electronics Co., Ltd.


     99.10 Stockholder Agreement, dated as of July 31, 1995, by and between AST Research, Inc. and Samsung Electronics Co., Ltd.

     99.11 Registration Agreement, dated as of July 31, 1995, by and between AST Research, Inc. and Samsung Electronics Co., Ltd.

     99.12 Letter of Credit Agreement, dated as of July 31, 1995, by and between AST Research, Inc. and Samsung Electronics Co., Ltd.

     99.13     Letter Agreement, dated as of July 31, 1995, by and between AST
               Research, Inc. and Samsung Electronics Co., Ltd.

     99.14     Amendment No. 2 to Stock Purchase Agreement, dated as of July 29,
               1995, by and between AST Research, Inc. and Samsung Electronics
               Co., Ltd.

     99.15 Restated Certificate of Incorporation of AST Research, Inc., effective July 31, 1995

     99.16     Amended Bylaws of AST Research, Inc., effective July 31, 1995

     99.17     Press Release of AST Research, Inc. and Samsung Electronics
               Company, Ltd., issued July 31, 1995
